As filed with the U.S. Securities and Exchange Commission
on January 31, 2007
Securities Act File No. 333-61973
Investment Company Act File No. 811-8977

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 16	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 18	☒
(Check appropriate box or boxes.)
_____________________________
Genworth Financial Asset Management Funds
(formerly GE Private Asset Management Funds)
_____________________________
(Exact Name of Registrant as Specified in Charter)

16501 Ventura Blvd., Suite 201
Encino, CA 91436-2007
_____________________________
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (818) 528 3700
_____________________________

Regina M. Fink
Secretary
Genworth Financial Asset Management Funds
16501 Ventura Blvd., Suite 201
Encino, CA 91436-2007
_____________________________
(Name and Address of Agent for Service)

With copy to:
David Hearth, Esq.
Paul, Hastings, Janofsky and Walker LLP
55 Second Street
San Francisco, CA 94105

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 1, 2007 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GENWORTH FINANCIAL

ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL
CONTRA FUND

FEBRUARY 1, 2007

As with all mutual funds, the Securities and Exchange Commission (“SEC”) does not guarantee that the information in this Prospectus is accurate or complete, nor has it judged the above fund for investment merit. It is a criminal offense to state otherwise.

Contents

Investments, Risks and Performance	4

More About Risk	8

Management	10

Account Policies	13

Shareholder Services	15

Distribution Policies and Taxes	16

Frequent Trading	17

Financial Highlights	18

For Additional Information	Back Cover

Investments, Risks and Performance

GOAL AND STRATEGIES

Genworth Financial Contra Fund (the “Fund”) seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets managed by Genworth Financial Asset Management, Inc. (“GFAM”) for its private advisory clients. This investment goal may be changed by the Board of Trustees without shareholder approval. The Fund is a no-load, non-diversified investment series of Genworth Financial Asset Management Funds (the “Trust”).

As the Fund’s investment adviser, GFAM analyzes various mutual funds and directly held securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at an individual-security and/or the portfolio-level. Because mutual fund companies are not required to report their individual securities holdings directly to GFAM, this periodic analysis may include a review of historic security holdings of the mutual funds, as described in public documents. Likewise, in the case of directly held securities, this periodic analysis may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, GFAM determines a composite performance benchmark -- which it calls the Equity Hedging Benchmark.  It then instructs Credit Suisse Asset Management, LLC ("Credit Suisse"), the Fund's sub-adviser, of the nature, timing, and performance expectations related to and associated with this Equity Hedging Benchmark.  Credit Suisse then uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the broad-based equity market beyond predetermined levels as reflected by the Equity Hedging Benchmark.  As a result of these hedging investment techniques, the value of your investment in the Fund generally may decrease when the value of the Equity Hedging Benchmark appreciates.  Conversely, when the value of the Equity Hedging Benchmark decreases, the value of your investment in the Fund generally will increase.

Investments, Risks and Performance (continued)

PORTFOLIO INVESTMENTS

To achieve its investment goal, the Fund intends to use the following instruments:

•	options on securities and stock indexes;
•	stock index futures contracts;
•	options on stock index futures contracts; and
•
DIAMONDS (Dow Jones Industrial Average Model New Depositary Shares) and SPDRs (Standard & Poor’s Depositary Receipts), which are exchange traded funds (ETFs) intended to track the performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s 500 Index (the “S&P Index”), respectively.

To the extent that the Fund invests in DIAMONDS or SPDRs, the Fund will indirectly bear its proportionate share of the expenses of the underlying investment vehicle issuing these instruments.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal. The Fund may also engage, to a limited extent, in other investment practices in order to achieve its investment goal. GFAM and Credit Suisse currently intend to pursue the Fund’s investment goal regardless of market conditions.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities or the purchase of options on securities indexes.

RISK FACTORS

Investment in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks when considering an investment in the Fund. The Fund alone does not constitute a balanced investment plan. Investors could lose money on their investments in the Fund, or the Fund may not perform as well as other investments.

The value of your investment in the Fund is designed to increase during times when the value of the Equity Hedging Benchmark is decreasing. Conversely, when the value of the Equity Hedging Benchmark increases, the value of your investment in the Fund should decrease. The Fund is subject to the following principal risk factors:

Available Information Risk. Because the mutual funds held for GFAM’s clients are not required to report their securities holdings to GFAM, and because GFAM may not know what securities will be held directly for clients, GFAM may be unable to determine the current market exposure of the Equity Hedging Benchmark, and thus may have imperfect knowledge of the exact risks to be hedged.

Investments, Risks and Performance (continued)

Benchmark Risk. The Equity Hedging Benchmark is based on the securities holdings,of certain GFAM private advisory clients, which include various mutual funds and directly held securities. Therefore, an individual’s investment portfolio may differ from the Equity Hedging Benchmark. As a result, when the Fund selects investments designed to provide protection against the declines in the performance of the Equity Hedging Benchmark, the hedge may not be successful in achieving its intended goal with respect to any particular individual investment portfolio.

Derivatives Risk. The Fund’s use of options, futures and options on futures (“derivatives”) involves additional risks and transaction costs, such as (i) adverse changes in the value of these instruments, (ii) imperfect correlation between the price of derivatives and movements in the price of the underlying securities, index or futures contracts, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, and (iv) the possible absence of a liquid secondary market for a particular derivative at any moment in time.

Exposure Risk. Certain investments (such as options and futures) and certain practices may have the effect of magnifying declines as well as increases in the Fund’s net asset value. Losses from buying and selling futures can be unlimited.

Management Risk. There is a risk that a strategy used by the Fund may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The market value of a security may move up and down, sometimes rapidly and unpredictably. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them.

Portfolio Turnover Rate Risk. The Trust anticipates that investors that are part of a tactical or strategic asset allocation strategy may frequently redeem shares of the Fund, which will cause the Fund to experience higher portfolio turnover. A higher portfolio turnover rate may result in the Fund paying more brokerage commissions and generating greater tax liabilities for shareholders. Additionally, high portfolio turnover may adversely affect the ability of the Fund to meet its investment goals.

Regulatory Risk. At times, the Fund may be constrained in its ability to use futures, options on futures or other derivatives by an unanticipated inability to close positions when it would be most advantageous to do so.

Investments, Risks and Performance (continued)

Trading Halt Risk. Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair-value” method to price its outstanding contracts.

To the extent that the Fund invests in certain securities, the Fund may be affected by additional risks as discussed in “More About Risk.” Please read “More About Risk” carefully before you invest in the Fund.

PERFORMANCE INFORMATION

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index of large capitalization companies. The bar chart and the information below show performance of the Fund’s shares. Unlike the bar chart, the performance for shares in the Average Annual Total Returns table reflects the impact of the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return

1999 -48.38%

2000 35.43%

2001 88.26%

2002 117.92%

2003 -77.40%

2004 -99.85%

2005 -99.70%

2006 -96.80%

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest: 98.57% in 3rd Quarter 2002. Lowest: -90.20% in 4th Quarter 2004.

Average Annual Total Returns Calendar Years Ended December 31, 2006

	1 year*	5 years*	Since inception*	Inception date
Return Before Taxes	-96.80%	-96.43%	-86.19%	12/07/98
Return After Taxes on Distributions(1)	-96.81%	-100.00%	-100.00%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-62.92%	-100.00%	-100.00%
S&P 500 Index(2)	15.79%	6.19%	3.84%	**

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investments, Risks and Performance (continued)

(2) The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. Index performance does not reflect deductions for fees, expenses or taxes.
* During the periods shown, GFAM may have reduced or waived certain expenses which would have otherwise lowered the Fund’s total returns.
** Index performance begins on December 7, 1998.

Investments, Risks and Performance (continued)

FEE TABLE

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. “Shareholder Fees” are paid from your account. “Annual Fund Operating Expenses” are paid out of Fund assets, so their effect is included in the share price. “Annual Fund Operating Expense” figures are for the fiscal year ended September 30, 2006.

Shareholder Fees (paid directly from your investment) Sales charge (load) on purchases Deferred sales charge (load) Redemption fees	None None None
Annual Fund Operating Expenses (deducted from Fund assets)
Management fee	1.20%
Distribution and service (12b-1) fees	None
Other expenses	2.78%
Total Annual Fund Operating Expenses	3.98%*

* As a result of a voluntary expense limitation by GFAM, the ratio of expenses to average net assets of the Fund will not exceed 1.75%. GFAM may waive a portion of its fee or reimburse expenses in order to maintain expenses below this limitation. This expense limitation may be discontinued at any time without notice.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example, however, is only hypothetical and your actual costs may be higher or lower.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: 3 Years: 5 Years: 10 Years:
$400     $1,212   $2,041    $4,189

More About Risk

GENERALLY

The Fund’s risk profile is largely defined by the Fund’s investment goal and principal strategies. The principal risks of investing in the Fund are described in the Fund description above. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, there is no guarantee that you will make money over any period of time and you could lose money by investing in the Fund. All investments involve some level of risk. Simply defined, risk is the possibility that you may lose money or not make money.

More About Risk (continued)

Investments in the Fund are not bank deposits. They are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may use certain investment practices that have higher risks and opportunities associated with them. However, the Fund has limitations and policies designed to reduce these risks. To the extent the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively.

OTHER TYPES OF INVESTMENT RISKS

Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Hedging is the use of one investment to offset the effects of another. Incomplete correlation can result in unanticipated risks.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Early Closing Risk. The risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

Information Risk. The risk that key information about an issuer, security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of a decline in an investment’s market value attributable to changes in interest rates. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund management or performance.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price that it can sell them for.

Nondiversification Risk. The risk that adverse events affecting a single issuer or counterparty could cause a larger loss than if the Fund’s investments were more diversified among a larger number of issuers or counterparties. The Fund is technically not diversified primarily because the Options Clearing Corporation (“OCC”) is considered the issuer of the exchange-traded index options in which the Fund invests. In the unlikely event of the failure of the OCC or its inability to fulfill its obligations with respect to the options it has issued, the value of those options may decline and therefore, the value of the investment in the Fund, more than if the Fund held a diversified portfolio of investments.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Management

ABOUT THE BOARD OF TRUSTEES

The Board of Trustees of the Trust supervises the Fund’s business affairs. The Board approves all significant agreements between the Fund and the Fund’s service providers.

ABOUT THE INVESTMENT ADVISERS

The Investment Adviser. GFAM is located at 16501 Ventura Blvd., Suite 201, Encino, CA 91436. As investment adviser to the Fund, GFAM is responsible for:
•	managing the day-to-day operations and business activities of the Fund;
•	determining the level and nature of the downside protection desired for the Fund;
•	evaluating and selecting a qualified investment sub-adviser to manage the Fund’s assets according to its investment goal and strategies;
•	monitoring the activities of the Fund’s sub-adviser; and
•	providing office space and equipment.

GFAM, a registered investment adviser, managed approximately $4.4 billion in separate account assets as of September 30, 2006.

GFAM is a wholly-owned indirect subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth is one of the largest insurance and financial services holding companies in the U.S., and has an expanding international presence. Headquartered in Richmond, Virginia, Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

The Sub-Adviser. GFAM has engaged Credit Suisse Asset Management, LLC to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies and any instructions received from GFAM.

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010 is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of September 30, 2006, the asset management business of Credit Suisse had approximately $526 billion in assets under management.

Management Fees. During the fiscal year ended September 30, 2006 the Fund paid GFAM an investment management fee at the annual rate of 1.20% (based on a percentage of the Fund’s average daily net assets).

Management (continued)

From this amount, the investment adviser pays the sub-adviser an annual sub-advisory fee of 0.85% of the average daily net assets of the Fund for its services to the Fund. The Fund is not responsible for payment of the annual sub-advisory fee.

MEET THE PORTFOLIO MANAGERS

The advisory committee described below is primarily responsible for the day-to-day management of the Fund.

Credit Suisse utilizes a team of portfolio managers and traders to manage the Fund (the “Credit Suisse Committee”). The Credit Suisse Committee presently includes Nelson Louie, Director, Kam T. Poon, Director, Andrew S. Lenskold, Vice President and Christopher Burton, Vice President. Credit Suisse has served as sub-adviser since the Fund’s inception.

NELSON LOUIE, Director. He joined Credit Suisse in 1993 from Bankers Trust, where he was an operations specialist within its funds management group. Mr. Louie is currently responsible for overseeing trading and portfolio management of the team’s derivatives-based hedging strategies, enhanced indexing strategies and excess return strategies. Mr. Louie holds a B.A. in economics from Union College.

KAM T. POON, Director. Mr. Poon is responsible for the management of the cash portion of the Fund. He is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax exempt money market securities. He joined Credit Suisse in 1997 from the Bank of New York. Mr. Poon holds B.S. and M.B.A. degrees in finance from New York University’s Stern School of Business.

CHRISTOPHER BURTON, Vice President, is a Portfolio Manager and Trader specializing in derivatives. Mr. Burton is responsible for analyzing and implementing hedging strategies, index strategies, and excess return strategies for the Fund. Prior to joining Credit Suisse in 2005, Mr. Burton served as an Analyst and Derivatives Strategist with Putnam Investments where from 2002 to 2005 he developed analytical tools and managed options based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a BS in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.

ANDREW S. LENSKOLD, Vice President. Mr. Lenskold is responsible for the management of the cash portion of the Fund. He joined Credit Suisse in 2003 as a portfolio manager for cash and enhanced cash portfolios, and provides trade support for the firm’s derivative’s group. He has extensive experience as a fixed income trader focusing on cash and short-term instruments. In 2001 he joined Abbey National Treasury Services, where he worked in sales and marketing for short-term fixed income products. Mr. Lenskold holds a B.A. in political science from Yale University and an M.B.A. in accounting and finance from Washington University.

Management

ADDITIONAL INFORMATION

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund. A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory and sub-advisory agreements is in the Fund’s Semi-Annual Report, dated March 31, 2006.

Account Policies

PRICING OF SHARES

You pay no sales charges on initial or subsequent investments in the Fund. Your price for Fund shares is the Fund’s net asset value (“NAV”) per share, which is generally calculated at the later of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time) or the time for settlement of the Fund’s options and futures contracts, if any (typically 4:15 p.m. Eastern time), each day the Exchange is open for business. Your purchase order will be priced at the next NAV calculated after your order is received by the Fund. Your redemption request will be priced at the next NAV calculated after the Fund receives the request in proper form.

Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the last price, but if that price does not fall within the bid and ask price for the stock index option, when the market closes at 4:15 p.m. Eastern time, then the stock index option will be valued at the mean between the bid and asked quotations. These times are referred to as “Valuation Times.” The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently applied procedures established by the Fund’s Board. The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments’ value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Fund does not compute their prices. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

BUYING SHARES

The Fund is designed for professional money managers and knowledgeable investors who intend to invest in the Fund as part of a strategic or tactical asset allocation investment strategy. The Fund is not designed to be a stand-alone investment vehicle, but rather is to be used with certain other investments to provide a balance to the risks inherent in those investments.

Currently, only investors who have entered into an investment management agreement with GFAM are eligible to have shares of the Fund purchased for their custodial account. GFAM provides investors asset allocation services with respect to the Fund and other mutual funds based on an evaluation of an investor’s investment goals, risk preferences and investment time horizons. The Fund was developed to afford GFAM ready access to certain strategies designed to facilitate management of the risks inherent in allocating their clients’ assets among other available investment options. GFAM charges its clients fees for its services in addition to the expenses charged by the Fund. Investors should consult their investment professionals for more information.

Account Policies (continued)

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, we will not be able to open a custodial account for you which holds Fund shares. If we are unable to verify your identity or the identity of any person authorized to act on your behalf, we reserve the right to close your account and/or take such other action we deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. In its discretion, subject to review by the Board, GFAM may waive the above minimum investment requirements.

SELLING SHARES

When selling shares, orders will be processed promptly and you will generally receive the proceeds within a week. Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen business days.

If the shares to be redeemed have a value of $100,000 or more, the Fund may require that your signature have an original Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must have a Medallion Signature Guarantee regardless of the value of the shares being redeemed.

A signature guarantee helps protect against fraud. Please call us to ensure that your signature guarantee will be processed correctly.

Account Policies (continued)

GENERAL POLICIES

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

The Fund reserves the right to:

•	refuse any purchase request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading;

•	refuse any purchase request in excess of 1% of the Fund’s total assets;

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions;

•	change its minimum investment amounts;

•
delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect the Fund (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and

•	make a “redemption in kind” (payment in portfolio securities rather than cash) if the amount you are redeeming is large enough to affect Fund operations.

Shareholder Services

ACCOUNT STATEMENTS

You will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Distribution Policies and Taxes

DISTRIBUTIONS

As a Fund investor, you will receive distributions.

The Fund may earn dividends from stocks and interest from bond, money market and other investments. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. The Fund generally pays dividends from its net income and makes capital gain distributions annually. The Fund’s capital gains are usually distributed in November or December.

Distributions will be automatically reinvested.

TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

Taxes on Distributions. As long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Distributions you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Distributions from the Fund’s long-term capital gains are taxed as long-term capital gains regardless of how long you have held Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to “qualifying dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the Fund satisfies certain holding period and other requirements.

Some dividends paid in January may be taxable as if they had been paid the previous December. If you buy shares shortly before or on the “record date” (the date that establishes you as the person to receive the upcoming distribution) you will receive a portion of the money you just invested in the form of a taxable distribution.

Taxes on Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

Distribution Policies and Taxes (continued)

Backup withholding. If you fail to provide your correct taxpayer identification number on your application, or you have been notified by the IRS that you are subject to backup withholding, the Fund may withhold a portion of your dividends, distributions and redemption proceeds for federal taxes. In the case of an individual, your taxpayer identification number is your social security number.

Frequent Trading

Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of the Fund.

Because all transactions in Fund shares are directed by GFAM, market timing by investors is unlikely to occur.

Nonetheless, the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Financial Highlights

  The financial highlights tables are intended to help you understand the performance of the Fund since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The following tables were derived from financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request).

Genworth Financial Contra Fund(1)	2006	2005(2)	2004	2003	2002
Net Asset Value, Beginning of Year	$31.09	$50,000.00	$9,910,000.00	$51,350,000.00	$50,350,000.00
Income (Loss) From Operations:
Net investment income (loss)	0.04	(0.00)*	(0.00)*	(120,000.00)	(310,000.00)
Reprocessing adjustment	1.33(3)	--------	---------	---------	---------
Net realized and unrealized gain (loss)	(30.37)	(49,698.91)	(9,860,000.00)	(22,710,000.00)	18,240,000.00
Total Income (Loss) From Operations	(29.00)	(49,968.91)	(9,860,000.00)	(22,830,000.00)	17,930,000.00
Less Distribution From:
Net realized gains	------	------	------	(18,610,000.00)	(16,930,000.00)
Net Asset Value, End of Year	$2.09	$31.09	$50,000.00	$9,910,000.00	$51,350,000.00
Total Return	(94.52)%	(99.94)%	(99.50)%	(48.83)%	95.70%
Net Assets, End of Year	$21,662,897	$12,535,248	$17,838,409	$86,351,888	$165,882,092
Ratios to Average Net Assets:
Net Expenses	1.75%	1.75%	1.75%	1.51%	1.72%
Expenses before voluntary
expense reimbursement	3.98%	5.05%	1.85%	1.51%	1.72%
Net investment income (loss)	0.91%	(0.94)%	(0.79)%	(0.79)%	(1.14)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts have been calculated using the monthly average shares method
(2)	During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October 6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000

All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

(3)	Represents processing adjustments impacting net assets and shares outstanding. Total return based on revised amounts.

*	Amount represents less than $0.01 per share.

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For Additional Information

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

These reports include financial statements, portfolio investments and detailed performance information. The annual report also provides a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year and includes the independent registered public accounting firm’s report.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its investments. A current SAI has been filed with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

Please contact the Trust to obtain more information about the Fund, inquire about your account or request a free copy of the current annual/semi-annual report or SAI:

•	By telephone: 800-238-0810
•	By mail: Genworth Financial Asset Management Funds
16501 Ventura Blvd., Suite 201
Encino, CA 91436

You can also obtain copies of the SAI and other information about the Fund from your Investment Professional.

You may visit the SEC’s Internet Website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies of this information by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by sending your request electronically at public.info@sec.gov. You may review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202-551-8090.

Investment Adviser:	Custodians:
Genworth Financial Asset Management, Inc.	State Street Bank and Trust Company
16501 Ventura Blvd., Suite 201	225 Franklin Street
Encino, CA 91436	Boston, MA 02101
Administrator:	Citigroup Global Markets Inc.
Integrated Investment Services, Inc.	399 Park Avenue
303 Broadway, Suite 1100	New York, NY 10043
Cincinnati, OH 45202	Counsel:
Sub-adviser:	Paul, Hastings, Janofsky & Walker LLP
Credit Suisse Asset Management, LLC	55 Second Street, 24th Floor
Eleven Madison Avenue	San Francisco, CA 94105-3441
New York, NY 10010	Independent Registered Public
Transfer Agent:	Accounting Firm:
Integrated Investment Services, Inc.	KPMG LLP
303 Broadway, Suite 1100	191 W. Nationwide Blvd.
Cincinnati, OH 45202	Columbus, OH 43215
Distributor:
Capital Brokerage Corporation
6620 West Broad Street
Building 2
Richmond VA, 23230

SEC File No.: 811-8977

Prospectus_020107

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2007

Genworth Financial Asset Management Funds

Genworth Financial Contra Fund

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for Genworth Financial Asset Management Funds (the “Trust”) dated February 1, 2007, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. The Trust currently consists of one series: Genworth Financial Contra Fund (the “Fund”). Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. This SAI incorporates by reference the Trust’s Annual Report to Shareholders for the Fiscal year ended September 30, 2006 (“Annual Report”). Copies of the Prospectus, Annual Report and information regarding the Fund’s current performance and the status of shareholder accounts may be obtained by calling the Trust at (800) 238-0810 or by writing to the Fund at 16501 Ventura Blvd., Suite 201, Encino, CA 91436. The Annual Report is available, without charge, upon request.

ORGANIZATION OF THE TRUST

The Trust is a non-diversified open-end management investment company that was organized as a statutory trust on September 8, 2005 under the laws of the State of Delaware. The Trust’s Declaration of Trust authorizes the Board of Trustees (the “Board”) to issue shares without limitation as to number and without par value, all of which issued and outstanding shares are currently designated a series called “Genworth Financial Contra Fund.”

The Fund was originally formed as a series of a Maryland corporation, first under the name Centurion Funds, Inc. in 1998, which was then changed to GE Private Asset Management Funds, Inc. in 2002.  That corporation was the predecessor entity to the Trust.  The Fund was reorganized into a new series of the Trust in 2005 after requisite stockholder approval.

INVESTMENT GOAL AND POLICIES

Genworth Financial Contra Fund (the “Fund”) seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets managed by Genworth Financial Asset Management, Inc. (“GFAM”) for its private advisory clients. The following information supplements the discussion of the Fund’s investment goal and policies in the Prospectus. There are no assurances that the Fund will achieve its investment goal.

Genworth Financial Asset Management, Inc. (“GFAM”) serves as investment adviser to the Fund. GFAM has engaged Credit Suisse Asset Management, LLC (“Credit Suisse”) as a sub-adviser to the Fund. The term “Adviser,” as used in this SAI, shall refer to GFAM and/or Credit Suisse, as applicable.

Options, Futures and Currency Exchange Transactions

Securities Options.  The Fund may write covered call options on stock and debt securities and may purchase U.S. exchange-traded and over-the counter (“OTC”) put and call options.

The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Fund will normally have expiration dates between one and twelve months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Stock Index Options.    The Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index. Indexes may also be based on a particular industry or market segment.

Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.    The Fund may purchase OTC or dealer options or sell OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures Activities.    The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or consistent with CFTC regulations on foreign exchanges. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

The current view of the staff of the Securities and Exchange Commission (“SEC”) is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

Futures Contracts.    An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account an amount of cash or liquid securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” The Fund will also incur brokerage costs in connection with entering into futures transactions.

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Options on Futures Contracts.    The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Swaps.    The Fund may enter into swaps relating to indexes. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in certain circumstances; for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Hedging.    In addition to entering into options and futures contracts for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures contracts for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

The Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.    The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

U.S. Government Securities.    The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Securities of Other Investment Companies.    The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.

DIAMONDS, SPDRs and iShares.    DIAMONDS (“Dow Jones Industrial Average Model New Depositary Shares”) and SPDRs (“Standard & Poor’s Depositary Receipts”) are exchange-traded funds (“ETFs”) which represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s Composite Stock Price Index, respectively. iShares are exchange-traded shares of series of investment companies that are designed to replicate the performance of U.S. or foreign equity market indexes or U.S. bond market indexes.

ETFs may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an ETF is priced more attractively than securities in the underlying index. Because the expense associated with an investment in ETFs may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in ETFs may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, Fund shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to limitations under the 1940 Act as set forth above and market availability.

The prices of ETFs are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of ETFs are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an ETF could adversely affect the liquidity and value of Fund shares.

Lending of Portfolio Securities.    The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets taken at value. The Fund will not lend portfolio securities to affiliates of the Adviser unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the Fund’s investment goal, income received could be used to pay the Fund’s expenses and would increase an investor’s total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Repurchase Agreements.    The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund’s Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Adviser will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Non-Publicly Traded and Illiquid Securities.    The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as described below) and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Under current guidelines of the staff of the SEC, illiquid securities are considered to include, among other securities, purchased OTC options, certain cover for OTC options, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Although the following investment techniques have been approved by the Board of Trustees, the Fund presently has no intention of investing in these types of securities.

Depositary Receipts.    The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively.

Convertible Securities.    Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities generally provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.    The Fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered being advantageous.

Rule 144A Securities.    Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.    Investments in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years (“unseasoned issuers”) involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. Securities of these companies may also involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger, more established companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Rights Offerings and Purchase Warrants.    The Fund may invest in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is outstanding at the time the right or warrant is issued or is issued together with the right or warrant.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Borrowing.    The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund’s net assets. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Limitations

The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 8 through 13 may be changed by a vote of the Board at any time.

The Fund may not:

1.  Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 33 1/3% of the value of the Fund’s total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

2.  Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation shall not apply to the purchase of U.S. Government Securities or the purchase of options on securities indexes .

3.  Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities and enter into repurchase agreements.

4.  Underwrite any securities issued by others except to the extent that investment in restricted securities and the sale of securities in accordance with the Fund’s investment goal, policies and limitations may be deemed to be underwriting.

5.  Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

6.  Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

7.  Issue any senior security except as permitted in the Fund’s investment limitations.

8.  Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

9.  Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

11.  Invest more than 15% of the Fund’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

12.  Invest in rights and warrants (other than rights and warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund’s net assets.

13.  Make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

Portfolio Valuation

The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price (NOCP)) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations.

If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts are valued at the close of the securities or commodities exchanges in which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the last price, but if that price does not fall within the bid and ask price for the stock index option when the market closes at 4:15 p.m. Eastern time, then the stock index option will be valued at the mean between the bid and asked quotations. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, unless the Board determines that using this method would not reflect the investments’ value. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a “Pricing Service”) which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.

Portfolio Transactions

The Fund’s Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment goal. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Adviser (or a sub-adviser selected by the Adviser and approved by the Board of Trustees) will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser or sub-adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. The Adviser or sub-adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Adviser or sub-adviser exercises investment discretion. The Adviser or sub-adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser or sub-adviser determines in good faith that the amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser or sub-adviser. Research and other services received may be useful to the Adviser or sub-adviser in serving both the Fund and the Adviser’s or sub-adviser’s other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser or sub-adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser or sub-adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser’s or sub-adviser’s own research program. The fees payable to GFAM under its advisory agreement with the Fund, and the fees payable to the sub-adviser under its sub-advisory agreement with GFAM, are not reduced by reason of the Adviser or sub-adviser receiving any brokerage and research services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser or sub-adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser or sub-adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser or sub-adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution. In no instance will portfolio securities knowingly be purchased from or sold to the Adviser or sub-adviser or its affiliates.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser or sub-adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s best interest.

The Fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
9/30/06	9/30/05	9/30/04
$136,830	$12,429	$80,144

Portfolio Turnover

As discussed in the Prospectus, the Trust anticipates that investors in the Fund, as part of a tactical or strategic asset allocation strategy, may frequently redeem or exchange shares of the Fund. The Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby resulting in higher portfolio turnover. Because the Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption and exchange activity of the Fund’s investors, it is difficult to estimate what the Fund’s actual turnover rate will be in the future.

The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. In any given period, all of the Fund’s investments may have a remaining maturity of less than one year; in such case, the portfolio turnover rate for that period would be equal to zero.

The Fund’s portfolio turnover rates are as follows:

Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
9/30/06	9/30/05	9/30/04
0%	0%	0%

Disclosure of Portfolio Holdings

No disclosure of portfolio holdings information may be made to any person or entity except as follows:

The Fund discloses its portfolio holdings in its Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter and to its Board of Trustees at quarterly Board meetings.

To the extent permitted under applicable law, the Adviser or Sub-Adviser may distribute (or authorize a Fund’s custodian or principal underwriter to distribute) information regarding a Fund’s portfolio holdings more frequently than stated above to the Fund’s service providers and others who require access to such information in order to fulfill their duties with respect to the Fund, such as fund administration services, custodial services, pricing services, proxy voting services, legal counsel, accounting and auditing services and research and trading services, and also to facilitate the review of the Fund by certain mutual fund analysts and rating agencies, such as Morningstar and other analysts. Such disclosure may be made only if the recipients of such information are subject to a confidentiality agreement (or other confidentiality arrangements acceptable to the Fund) and if the authorizing person determines that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. Authorizing persons may be an elected officer of the Fund, the Adviser or the Sub-Adviser and the chief investment officer of the Adviser. The portfolio holdings information that may be distributed is limited to the information that the Fund believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information. The Fund’s portfolio holdings information may not be disseminated for compensation. The Fund’s Board annually receives a report detailing those persons, other than the adviser, sub-adviser, administrator, custodian, legal counsel and auditors to the Fund and the officers, directors and employees of these entities, which received disclosure, not publicly available, of Fund holdings and reasons for such disclosure.

MANAGEMENT OF THE FUND

Officers and Board of Trustees

Trustees and Executive Officers of the Fund

Overall responsibility for management and supervision of the Fund rests with the Fund’s board of trustees. The trustees approve all significant agreements between the Fund and the companies that furnish services to the fund, including agreements with the Fund’s distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the adviser.

The names of the trustees and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below.

Name, Addr ess, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees:

John A. Fibiger Genworth Financial Asset Management Funds (“GFAM”) 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: 74__	Trustee	Since 2004	Retired; Former Chairman and President of Transamerica Life Companies	1	The Menninger Foundation; Museum of Science, Boston, Massachusetts

Dwight M. Jaffe GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: 63__	Trustee	Since 2004	Professor of Finance and Real Estate and Willis H. Booth Professorship in Banking and Finance II, Walter A. Haas School of Business University of California, Berkeley	1	Fisher Center for Real Estate & Urban Economics; Walter A. Haas School of Business, University of California, Berkeley;Member, Academic Advisory Board, Fitch Ratings

Douglas A. Paul GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: 60__	Trustee	Since 2004	Partner, Kirkpatrick & Lockhart LLP, 2000-2002 (law firm); Director of Compliance, Associate General Counsel, Vice President, American Century Investments, 1995-2000 (investment advisory firm)	1	Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

Interested Trustee:

Gurinder S. Ahluwalia** GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: __41	President Chairman	Since 2004 Since 2005	President and CEO of GFAM since 1/2004; Senior VP of GE Financial Assurance 2002-2004; Chief Risk Officer at GE Edison Life in Japan 2000-2002; VP Quality at GEFA Direct 1997-2000	1	Centurion Capital Group Inc., Centurion Financial Advisers Inc., Genworth Financial Trust Company and GFAM

*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

**	Mr. Ahluwalia is a trustee who is an “interested person” of the Fund as defined in the 1940 Act because Mr. Ahluwalia is an officer of GFAM and certain of its affiliates.

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:

Gurinder S. Ahluwalia** GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: __41	President Chairman	Since 2004 Since 2005	See biography on previous page.

Ron Link, CPA Genworth Financial Trust Co. 3200 N. Central Ave., 6th Flr. Phoenix, AZ 85012 Age: __43	Treasurer	Since 2005	Chief Financial Officer of Genworth Financial Trust Company and Controller of GFAM since 3/1998

Regina M. Fink GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: __50	Secretary and Vice President	Since 2004	Vice President, Sr. Counsel and Secretary of GFAM since 5/02; Counsel at Transamerica Occidental Life Insurance Company 1993-2002

As of January 26, 2007, none of the trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), or his immediate family members, beneficially owned of record any securities in the manager or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the Fund.

The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust.

In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the manager and affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the Fund’s most recent fiscal year, the Audit Committee met twice.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee met once during the Fund’s most recent fiscal year.

The following table shows the compensation paid by the Trust and other GFAM Mutual Funds to each trustee during the Trust’s last fiscal year. The Trust does not pay retirement benefits to its trustees and officers.

No employee of GFAM or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a trustee, officer or employee of GFAM, CBC, or any affiliate of those companies, receives $1,000 for each in-person and $500 for each telephonic meeting of the Board attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended September 30, 2006, such expenses totaled $26,750.

For the fiscal year ended September 30, 2006, the trustees were paid the following compensation as a trustee of the Trust and as trustees of other GFAM Mutual Funds.

Name of Trustee	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Trustees
Gurinder S. Ahluwalia[1]	$0	$0
John A. Fibiger	$8,750	$8,750
Dwight M. Jaffee	$9,250	$9,250
Douglas A. Paul	$8,750	$8,750
___________
1
Mr. Ahluwalia is considered to be an interested person of each investment company advised by GFAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serves as a Trustee thereof without compensation.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GFAM Family of Funds as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gurinder S. Ahluwalia	$0	$0
John A. Fibiger	$0	$0
Dwight M. Jaffee	$0	$0
Douglas A. Paul	$0	$0

The following table lists for each non-interested Trustee and his immediate family members as of December 31, 2006, each class of securities owned beneficially or of record in GFAM and CBC or any entity directly or indirectly, controlling, controlled by, or under common control with GFAM or CBC, including the General Electric Company.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John A. Fibiger	N/A	N/A	N/A	N/A	N/A
Dwight M. Jaffee	N/A	N/A	N/A	N/A	N/A
Douglas A. Paul	N/A	N/A	N/A	N/A	N/A

As of January 26, 2007, the trustees and officers as a group owned 0% of the outstanding shares of the Trust. To the knowledge of the Fund, as of January 3, 2007, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned of record and may be deemed to have beneficially owned more than 5% of the shares of the following classes:

Shareholder	Percent Ownership
Genworth Financial Trust Company*	100%
3200 North Central Avenue, 7th Floor Phoenix, AZ 85012
____________
*	Genworth Financial may be deemed to control the Fund because its affiliate, GFAM, has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients.

Investment Advisers

Genworth Financial Asset Management, Inc. (“GFAM”), located at 16501 Ventura Blvd., Suite 201, Encino, CA 91436, serves as investment adviser to the Fund. GFAM is a wholly-owned indirect subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth is one of the largest insurance and financial services holding companies in the U.S., and has an expanding international presence. Headquartered in Richmond, Virginia, Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010 serves as sub-adviser to the Fund and is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

GFAM serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”). Fund shareholders approved an Investment Advisory Agreement between Genworth Financial Asset Management Funds and GFAM on January 30, 2006. GFAM, in turn, has entered into an investment sub-advisory agreement (“Sub-Advisory Agreement”) with Credit Suisse to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies. The Adviser bears all expenses in connection with the performance of its services under the applicable Advisory Agreement or Sub-Advisory Agreement. The Fund pays GFAM a fee for services provided under the Advisory Agreement that is computed daily and paid monthly based on the value of the Fund’s average net assets. From this amount, GFAM pays Credit Suisse a fee for services provided under the Sub-Advisory Agreement that is likewise computed daily and paid monthly based on the value of the Fund’s average net assets. GFAM and/or Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. For its services as Manager to the Fund, the Fund pays GFAM a fee computed daily and paid monthly at the annual rate equal to 1.20% of the average daily net assets of the Fund. For its services as sub-adviser to the Fund, GFAM pays Credit Suisse a fee computed daily and paid monthly at the annual rate equal to 0.85% of the average daily net assets of the Fund.

The advisory fees paid by the Fund to GFAM for the following fiscal years were:

9/30/06	9/30/05	9/30/04
$186,966	$105,600	$389,633

The subadvisory fees paid by GFAM to Credit Suisse for the following fiscal years were:

9/30/06	9/30/05	9/30/04
$132,434	$74,800	$275,990
____________
*
Effective November 28, 2000, the voluntary cap on the Fund’s annual operating expenses is 1.75%. For the fiscal years ended September 30, 2006, 2005 and 2004, the Adviser waived $186,966, $105,600 and $31,434 of its fees and reimbursed $162,367, $183,006 and $0 of other operating expenses of the Fund, respectively.

Portfolio Managers

The following chart lists the Fund’s portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in the Fund at the end of the September 30, 2006 fiscal year. Listed below the chart is (i) a description of any accounts managed where the advisory fee is based on the performance of the account, if any (ii) a description of the portfolio managers’ compensation structure as of September 30, 2006 and (iii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.

	US Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nelson Louie	2	$428,926,050	21	$339,175,690	14	$66,997,502
Kam Poon	6	$7,956,568,115	1	$69,468,101	32	$54,234,087,844
Andrew Lenskold	6	$7,956,568,115	1	$69,468,101	32	$54,234,087,844
Christopher Burton	2	$428,926,050	21	$339,175,690	14	$66,997,502

No advisory fee is paid based on performance for any of the accounts listed above.

As of September 30, 2006, the portfolio managers do not own shares of beneficial interest in the Fund.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager’s bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. For Kam Poon, a portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Distributor

Capital Brokerage Corporation (“CBC”) is the Fund’s Distributor pursuant to a Distribution Agreement. CBC offers the Fund’s shares on a continuous basis. CBC is located at 6620 West Broad Street, Building 2, Richmond VA, 23230. CBC is a member of the Genworth Financial, Inc. family of companies.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Fund’s shares is equal to the Fund’s per share net asset value. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

EXCHANGE PRIVILEGE

You may only exchange shares of the Fund for shares of another Fund offered by the Trust. Currently, there are no Fund exchange privileges.

TAXES

The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund will not be subject to United States federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of the net amount of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends- received deduction), which are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into index swaps, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

Taxation of United States Shareholders

Dividends and Distributions.    Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Capital Loss Carryforwards
As of September 30, 2006, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$ 40,176,801	2011
52,475,216	2012
132,807,254	2013
36,133,024	2014

Backup Withholding.    The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s United States federal income tax liability.

Notices.    Shareholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER INFORMATION

Capital Stock

Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any trustee of the Trust may be removed from office upon the vote of shareholders holding at least a majority of the Trust’s outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Trust.

All shareholders of the Fund, upon liquidation, will participate ratably in the Fund’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Reverse Stock Splits

The Fund’s shares have been adjusted to reflect three reverse stock splits. The reverse stock splits were as follows:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
10/06/04	1 for 100	$0.03	$3.14	352,335,196	3,523,352
06/03/05	1 for 10	$0.01	$0.13	96,265,031	9,626,503
09/12/05	1 for 1,000	$0.04	$40.48	395,367,388	395,367

The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value (“NAV”), consequently increasing the NAV per share by a factor of 100, 10 and 1,000, respectively. Each shareholder’s aggregate investment in the Fund remained unchanged as a result of the reverse stock splits. The reverse stock split had no effect on the number or par value of the Fund’s authorized shares.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Adviser’s Act of 1940, as amended, the Fund, its investment adviser, the sub-adviser, administrator and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the Fund’s, its investment adviser’s, sub-adviser’s and principal underwriter’s Code of Ethics is on file with the SEC.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Columbus, OH 43215, has been selected as the independent registered public accounting firm to examine and report on the Fund’s financial statements for the fiscal year ending September 30, 2007 for the Trust.

Counsel

Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, CA 94105-3441, serves as counsel for the Trust, and may render certain legal services to GFAM and its affiliated companies.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian for some of the Fund’s assets pursuant to a custodian agreement (the “State Street Contract”) with the Fund. Under the State Street Contract, State Street (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board of Trustees concerning the Fund’s operations.

Citigroup Global Markets Inc. (“Citigroup”), located at 388 Greenwich Street New York, New York, 10013, serves as the custodian for some of the Fund’s assets pursuant to a custodian agreement (the “Citigroup Contract”) with the Fund. Under the Citigroup Contract, Citigroup (i) holds and transfers portfolio securities on account of the Fund, and (ii) makes periodic reports to the Board of Trustees concerning the Fund’s operations.

Integrated Investment Services, Inc. (the “transfer agent”), located at 303 Broadway, Suite 1100 Cincinnati, OH 45202, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Administrator

Administrative Agent. Integrated also provides administrative services to the Trust. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. The Fund pays Integrated a monthly fee based on the Fund’s average daily net assets.

Prior to December 28, 2004, Smith Barney Fund Management LLC (“SBFM”), 125 Broad Street, New York, NY 10004, served as administrator to the Trust.

The Fund paid the following administration fees for the periods indicated:

For the Fiscal Year Ended 09/30/06	For the Fiscal Period from 12/28/04 through 9/30/05	For the Fiscal Period from 10/1/04 through 12/27/04*	For the Fiscal Year Ended 9/30/04*
$91,750	$63,750	$10,856	$389,633
__________________
*	Paid to SBFM.

FINANCIAL STATEMENTS

The Fund’s annual report for the fiscal year ended September 30, 2006 is incorporated herein by reference in its entirety. The Certified Shareholder Report was filed on December 6, 2006, Accession Number 0001144204-06-051444.

APPENDIX

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the Standard and Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Services, Inc. (“Moody’s”). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC — Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC — Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B.” The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C
OTHER INFORMATION

Item 23. Exhibits

Exhibit No.	Description of Exhibit

(a)	(1)	Articles of Incorporation.*

(2)	Articles of Amendment of Articles of Incorporation. #

(3)	Articles of Amendment of Articles of Incorporation, dated December 15, 2000. **

(4)	Articles Supplementary, dated October 26, 2001.***

(5)	Articles of Amendment changing name of corporation and series dated June 7, 2002.****

(6)	Articles of Amendment, dated November 23, 2004.##

(7)	Certificate of Trust of GE Private Asset Management Funds.###

(8)	Declaration of Trust of GE Private Asset Management Funds.###

(9)	Amendment to Certificate of Trust of GE Private Asset Management Funds, filed in Delaware on June 19, 2006. ####

(b)	(1)	By-laws.*

(2)	Amendment to Bylaws adopted October 22, 2001.***

(3)	Bylaws of GE Private Asset Management Funds.###

(c) Form of Stock Certificate.#

(d)	(1)	Form of Investment Advisory Agreement with Centurion Trust Company ("Centurion") for the Centurion U.S. Equity Fund (the "U.S. Equity Fund").#

(2)	Form of Investment Advisory Agreement with Centurion for the Centurion International Equity Fund (the "International Equity Fund").#

(3)	Form of Investment Advisory Agreement with Centurion for the Centurion U.S. Contra Fund (the "U.S. Contra Fund") #

(4)	Form of Investment Advisory Agreement with Centurion for the Centurion International Contra Fund (the "International Contra Fund") #

(5)	Form of Sub-Advisory Agreement with Parametric Portfolio Associates ("Parametric") for the U.S. Equity Fund #

(6)	Form of Sub-Advisory Agreement with BEA Associates ("BEA") (presently known as Credit Suisse Asset Management for the U.S. Equity Fund #

(7)	Form of Sub-Advisory Agreement with Friends Ivory & Sime, Inc. ("FISI") for the International Equity Fund #

(8)	Form of Sub-Advisory Agreement with BEA for the International Equity Fund #

(9)	Form of Sub-Advisory Agreement with BEA for the U.S. Contra Fund #

(10)	Form of Sub-Advisory Agreement with BEA for the International Contra Fund. #

(11)	Form of Sub-Advisory Agreement with Trainer, Wortham & Company, Inc. for the U.S. Equity Fund dated March 15, 2000. **

(12)
Form of Investment Advisory Agreement with Centurion Trust Company ("Centurion") presently GE Asset Management, Inc. for the Centurion U.S. Contra Fund (the "Contra Fund") (presently known as GE Contra Fund) ****

(13)	Form of Sub-Advisory Agreement with Credit Suisse Asset Management for the GE Contra Fund, ****

(14)	Investment Management Agreement with GE Private Asset Management for the Contra Fund++

(15)	Investment Management Agreement with GE Private Asset Management for the Contra Fund.###

(16)	Form of Interim Investment Advisory Agreement with GE Private Asset Management, Inc. for the Contra Fund, effective December 6, 2005.++++

(17)	Form of Interim Investment Subadvisory Agreement with Credit Suisse Asset Management, LLC for the Contra Fund, effective December 6, 2005.++++

(18)	Form of Investment Advisory Agreement with GE Private Asset Management, Inc. for the Contra Fund, effective January 30, 2006.++++

(19)	Form of Subadvisory Agreement with Credit Suisse Asset Management, LLC for the Contra Fund, effective January 30, 2006.++++

(e)	(1)	Form of Distribution Agreement with CFBDS, Inc. ("CFBDS") #

(2)	Form of Distribution Agreement with Salomon Smith Barney **

(3)	Form of Distribution Agreement with GE Investment Distributors, Inc.***

(4)	Form of Distribution Agreement with Capital Brokerage Corporation ("CBC").##

(f)	Not applicable

(g)	(1)	Form of Custodian Agreement with PNC Bank, National Association#

(2)	Form of Custodian Agreement with The Chase Manhattan Bank #

(3)	Form of Custodian Agreement with State Street Bank and Trust Company. ****

(4)	Form of Master Custody Agreement with State Street Bank and Trust Company dated December 2005 for the Contra Fund.++++

(5)	Form of July 6, 2006, Agreement with Citigroup Global Markets Inc. ####

(h)	(1)	Form of Transfer Agency and Service Agreement with First Data Investor Services Group Inc. #

(2)	(a)	Form of Administration Agreement with Mutual Management Corp. #

(b)	Form of Administration Agreement with Smith Barney Fund Management LLC (formerly, SSB Citi Fund Management LLC) dated September 21, 1999. +

(3)	Form of Consulting Agreement with Salomon Smith Barney Inc. #

(4)	Form of Administration, Accounting Services, Transfer Agency and Shareholder Services Agreement with Integrated Fund Services, Inc.+++

(i)	(1)	Opinion and Consent of Willkie Farr & Gallagher, counsel to Registrant #

(2)	Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to Registrant #

(3)	Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP.+++

(j)	(1)	Consent of Independent Auditors is filed herein.

(2)	Powers of Attorney.++++

(l)	Purchase Agreement #

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Code of Ethics **

(1)	G.E. Financial Trust Company (GE Private Asset Management Funds, Inc.) Code of Ethics ****

(2)	Citigroup Asset Management Code of Ethics ****

(3)	GE Asset Management Code of Ethics ****

(4)	Credit Suisse Asset Management, LLC Code of Ethics ****

(5)	Credit Suisse Asset Management, LLC US Supplement to Code of Ethics.+++

(6)	GE Asset Management Code of Ethics and Insider Trading Policy.+++

(7)	Credit Suisse Asset Management, LLC Global Personal Trading Policy is filed herein.

(8)	GE Private Asset Management Funds Amended Code of Ethics.++++

(9)	Genworth Financial Asset Management Funds Code of Ethics as amended 8/25/2006 is filed herein.
___________________
*	Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 21, 1998.
#	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 30, 1998.
+	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on January 28, 2000.
**	Incorporated by reference to Post-Effective Amendment No.41 to Registrant's Registration Statement on Form N-1A filed on January 21, 2001.
***	Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed on November 29, 2001.
****	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed on January 28, 2003.
++	Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on January 28, 2004.
##	Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 29, 2004.

+++	Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed on January 28, 2005.
###	Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on September 9, 2005.
++++	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on February 1, 2006.
####	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A file on August 4, 2006.

Item 24. Persons Controlled by or Under Common Control with Registrant

All of the outstanding shares of Registrant on the date of the Registrant's Registration Statement are held of record by Genworth Financial Trust Company for the benefit of Genworth Financial Asset Management, Inc., for the benefit of their mutual clients. Genworth Financial Asset Management, Inc. has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients.

Item 25. Indemnification

Paragraph (a)(i) of Section 3 of Article VII of the Trust’s Declaration of Trust provides that, subject to the exceptions and limitations contained in that Section 3 and in the Trust’s By-Laws, every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by state law and the Investment Company Act of 1940 (“1940 Act”) against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually paid or incurred by him or her in connection with any proceeding in which he or she was or is a party or is threatened to be made a party or otherwise becomes involved to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust. Section 2 of Article VII of the Trust’s By-Laws provides that, subject to the exceptions and limitations contained in Section 4 of that Article of the By-Laws, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act.

Paragraph (e) of Section 3 of Article VII of the Trust’s Declaration of Trust and Section 5 of Article VII of the Trust’s By-Laws provide that the Trust’s financial obligations arising from the provided indemnification may be insured by policies maintained by the Trust on behalf of any Covered Person or agent. Section 5 of Article VII provides that The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust. Insurance coverage generally referred to as for “errors and omissions” and for “directors and officers” has been obtained, at no cost to the Trust, or to Genworth Financial Contra Fund, its only series, by Genworth Financial, Inc., the ultimate parent of the Contra Fund’s adviser, Genworth Financial Asset Management, Inc.

Additionally, with respect to indemnification against liability incurred by Registrant's distributor, reference is made to Paragraph 1.11 of the form of Distribution Agreement dated December 6, 2005 between GE Private Asset Management Funds and Capital Brokerage Corporation. With respect to indemnification against liability incurred by Registrant's investment adviser and Sub-adviser, reference is made to Section 5 of the Investment Advisory Agreement, dated January 30, 2006, between GE Private Asset Management Funds and GE Private Asset Management, Inc., and to Section 9 of the Investment SubAdvisory Agreement, dated January 30, 2006, between GE Private Asset Management, Inc., and Credit Suisse Asset Management, LLC.

Item 26. Business and Other Connections of Investment Adviser

Genworth Financial Asset Management, Inc. ("GFAM") is a registered investment adviser. GFAM is an indirect wholly-owned subsidiary of Genworth Financial, Inc. Information as to the officers and directors of GFAM is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-15864) and is incorporated herein by reference.

Credit Suisse Asset Management, LLC serves as sub-adviser to the Genworth Financial Contra Fund. Information as to the officers and directors of Credit Suisse Asset Management, LLC is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-37170) and is incorporated herein by reference.

Item 27. Principal Underwriter

(a)           Capital Brokerage Corporation (“CBC”) also serves as distributor for flexible premium variable annuity contracts and variable life insurance policies issued through Separate Accounts I, II, III, 4, 5 and 6 of Genworth Life and Annuity Insurance Company.

(b)           The information required by this Item 27 with respect to each director and officer of CBC is incorporated herein by reference to Schedule A of Form BD filed by CBC pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c)           None.

Item 28.           Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of Registrant located

(1)	Genworth Financial Asset Management Funds.
(formerly G.E. Private Asset Management Funds)
16501 Ventura Blvd., Suite 201
Encino, CA 94136

(2)	Genworth Financial Asset Management, Inc.
16501 Ventura Blvd., Suite 201
Encino, CA 94136

(3)	Credit Suisse Asset Management LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as sub-adviser)

(4)	Integrated Investment Services, Inc.
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(records relating to its functions as administrator, fund accountant and transfer agent)

(5)	Capital Brokerage Corporation
6620 West Broad Street
Building 2
Richmond VA, 23230
(records relating to its functions as distributor)

(6)	State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02101
(records relating to its functions as custodian)

(7)	Citigroup Global Markets Inc.
388 Greenwich St
New York, NY 10013
(records relating to its functions as custodian)

Item 29.    Management Services

Not applicable.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this registration statement amendment under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Encino, State of California on the 31st day of January, 2007.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

By: /s/ Regina M. Fink
Regina M. Fink
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Gurinder S. Ahluwalia	President and Trustee	January 31, 2007
Gurinder S. Ahluwalia

/s/ Ronald A. Link	Treasurer and
Ronald A. Link	Chief Financial Officer	January 31, 2007

*	Trustee	January 31, 2007
John A. Fibiger

*	Trustee	January 31, 2007
Dwight M. Jaffe

*	Trustee	January 31, 2007
Douglas A. Paul

By:  /s/ Regina M. Fink
*Regina M. Fink
Executed by Regina M. Fink on behalf of those indicated pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(j) (1)	Consent of KPMG LLP

(p) (7)	Credit Suisse Asset Management, LLC Global Personal Trading Policy

(p) (9)	Genworth Financial Asset Management Funds Code of Ethics